Exhibit 99.1

SkyWater Technology Reports Second Quarter 2024 Results
Eighth Straight Quarter of Record Revenue and 34% Growth Year-Over-Year
BLOOMINGTON, Minn., – August 7, 2024 – SkyWater Technology, Inc. (NASDAQ: SKYT), the trusted technology realization partner, today announced financial results for the second quarter 2024 ended June 30, 2024.
Financial Highlights for Q2 2024:
•Revenue increased 34% year-over-year to a record $93.3 million.
•Gross margin decreased to 18.3% on a GAAP basis, compared to 23.9% in Q2 2023, and decreased to 18.9% on a non-GAAP basis, compared to 25.3% in Q2 2023.
•Net loss to shareholders of $1.9 million, or $0.04 per share on a GAAP basis, and net income to shareholders of $0.8 million, or $0.02 per share on a non-GAAP basis, compared to net loss to shareholders of $8.6 million, or $0.19 per share on a GAAP basis, and net loss to shareholders of $2.0 million, or $0.04 per share on a non-GAAP basis in Q2 2023.
•Adjusted EBITDA of $8.1 million, or 8.7% of revenue, compared to $10.3 million, or 14.7% of revenue in Q2 2023.
“We are pleased to report continued strong results for our unique and differentiated Advanced Technology Services business, which – coupled with record levels of customer-funded CapEx – drove another record revenue quarter and positive non-GAAP EPS,” commented Thomas Sonderman, SkyWater Chief Executive Officer. “With continued progress in efficiency gains, our second quarter results are indicative of the new revenue baseline required to support future profitability and positive cash flow from operations as we move into next year and beyond. With our revenue outlook for the underlying business remaining relatively consistent as we have progressed through 2024, our customers’ commitments to fund the technical capabilities and capacity that will support future growth have continued to expand further. We believe these unprecedented levels of customer co-investment make SkyWater a uniquely CapEx-light semiconductor manufacturing partner, with an expanding gross margin profile and significant earnings growth potential in the years to come.”
Recent Business Highlights:
•Advanced Technology Service (ATS) development revenue exceeded expectations to reach a new record in Q2, reflecting strong operational execution and improved cycle times in response to accelerated demand on multiple aerospace and defense programs.
•Record revenue results, along with significant progress achieved in our ongoing cost-control efforts, enabled positive non-GAAP EPS along with strong operating cash flow generation in Q2.
•In next-generation medical applications, through our recent ATS collaboration with Quantum-Si, we are now transitioning their baseline technology to Wafer Services, a key milestone as they progress commercialization efforts for their state-of-the-art proteome sequencing technology.
•The recent installation of Multibeam’s high-productivity, direct-write patterning system is a key development supporting strong customer demand for our Technology as a Service (“TaaS”) business model. The first-of-its-kind Multicolumn E-Beam Lithography (MEBL) system enables advanced lithography capability from early-concept prototyping through the production ramp.
•The recent delivery of the first fan-out wafer-level packaging tool to SkyWater Florida is a significant milestone as we accelerate the tooling and facilitation of our operations in preparation for an expected 2025 ramp of our advanced packaging service offering.

Q2 2024 Summary:

GAAP
In millions, except per share data	Q2 2024	Q2 2023	Y/Y	Q1 2024	Q/Q

ATS development revenue (1)	$61.7	$52.1	18%	$61.2	1%
Tools revenue (2)	$25.9	$0.9	NM	$8.5	206%
Wafer Services revenue	$5.8	$16.8	(66)%	$10.0	(42)%
Total revenue	$93.3	$69.8	34%	$79.6	17%
Gross profit	$17.1	$16.7	3%	$13.0	32%
Gross margin	18.3%	23.9%	(560) bps	16.3%	200 bps
Net loss to shareholders	$(1.9)	$(8.6)	78%	$(5.7)	67%
Basic loss per share	$(0.04)	$(0.19)	79%	$(0.12)	67%
Net loss margin to shareholders	(2.0)%	(12.3)%	1,030 bps	(7.2)%	520 bps
__________________
NM - Not meaningful
(1)ATS development revenue represents GAAP revenue primarily derived from process development services, tool installation and qualification services, facility and tool access, and security services.
(2)Tools revenue and cost of tools revenue represents GAAP revenue and cost primarily derived from the procurement and subsequent sale of equipment to our customers. While this equipment is owned by our customers, the equipment is retained in one of SkyWater’s fabs and is used to complete ATS customer programs.

Non-GAAP
In millions, except per share data	Q2 2024	Q2 2023	Y/Y	Q1 2024	Q/Q

Non-GAAP gross profit	$17.6	$17.7	—%	$13.4	31%
Non-GAAP gross margin	18.9%	25.3%	(640) bps	16.9%	200 bps
Non-GAAP net income (loss) to shareholders	$0.8	$(2.0)	NM	$(3.7)	NM
Non-GAAP basic income (loss) per share	$0.02	$(0.04)	NM	$(0.08)	NM
Adjusted EBITDA	$8.1	$10.3	(21)%	$4.9	65%
Adjusted EBITDA margin	8.7%	14.7%	(600) bps	6.2%	250 bps
__________________
NM - Not meaningful
Q2 2024 Results:
•Revenue: Revenue of $93.3 million increased 34% year-over-year. ATS development revenue of $61.7 million increased 18% year-over-year. Tools revenue was $25.9 million in the second quarter of 2024 compared to $0.9 million in the second quarter of 2023. Wafer Services revenue of $5.8 million decreased 66% compared to the second quarter of 2023.
•Gross Profit: GAAP gross profit was $17.1 million, or 18.3% of total revenue, compared to gross profit of $16.7 million, or 23.9% of total revenue, in the second quarter of 2023. Non-GAAP gross profit was $17.6 million, or 18.9% of total revenue, compared to non-GAAP gross profit of $17.7 million, or 25.3% of total revenue, in the second quarter of 2023.
•Operating Expenses: GAAP operating expenses were $15.7 million, compared to $20.2 million in the second quarter of 2023.
•Net Loss: GAAP net loss to shareholders was $1.9 million, or $0.04 per share, compared to a net loss to shareholders of $8.6 million, or $0.19 per share, in the second quarter of 2023. Non-GAAP net income to shareholders was $0.8 million, or $0.02 per share, compared to a non-GAAP net loss to shareholders of $2.0 million, or $0.04 per share, in the second quarter of 2023.
•Adjusted EBITDA: Adjusted EBITDA was $8.1 million, or 8.7% of total revenue, compared to $10.3 million, or 14.7% of total revenue, in the second quarter of 2023.
A reconciliation between historical GAAP and non-GAAP information is contained in the tables below in the section titled “Non-GAAP Financial Measures.”

Investor Webcast
SkyWater will host a conference call on Wednesday, August 7, 2024, at 3:30 p.m. CT to discuss its second quarter 2024 financial results. A live webcast of the call will be available online at IR.SkyWaterTechnology.com.
About SkyWater Technology
SkyWater (NASDAQ: SKYT) is a U.S.-based semiconductor manufacturer and a DMEA-accredited Category 1A Trusted Supplier. SkyWater’s Technology as a Service model streamlines the path to production for customers with development services, volume production and heterogeneous integration solutions in its U.S. facilities. This pioneering model enables innovators to co-create the next wave of technology within diverse categories including mixed-signal CMOS, ROICs, rad-hard ICs, MEMS, superconducting ICs, photonics and advanced packaging. SkyWater serves the growing markets of aerospace & defense, automotive, biomedical, industrial and quantum computing. For more information, visit: www.skywatertechnology.com.
Cautionary Statement Regarding Preliminary Results
The Company’s results for the second quarter ended June 30, 2024 are preliminary, unaudited and subject to the finalization of the Company’s second quarter review and full-year audit and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP. The Company cautions that actual results may differ materially from those described in this press release.
SkyWater Technology Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements that are based on the Company’s current expectations or forecasts of future events, rather than past events and outcomes, and such statements are not guarantees of future performance. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information or predictions concerning the Company’s future business, results of operations, financial performance, plans and objectives, competitive position, market trends, and potential growth and market opportunities. In some cases, you can identify forward-looking statements by words such as “intends,” “estimates,” “predicts,” “potential,” “continues,” “anticipates,” “plans,” “expects,” “believes,” “should,” “could,” “may,” “will,” “targets,” “projects,” “seeks” or the negative of these terms or other comparable terminology.
Forward-looking statements are subject to risks, uncertainties and assumptions, which may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Key factors that could cause the Company’s actual results to be different than expected or anticipated include, but are not limited to: our goals and strategies; our future business development, financial condition and results of operations; our ability to continue operating our fabrication facilities at full capacity; our ability to appropriately respond to changing technologies on a timely and cost-effective basis; our customer relationships and our ability to retain and expand our customer relationships; our ability to accurately predict our future revenues for the purpose of appropriately budgeting and adjusting our expenses; our expectations regarding dependence on our largest customers; our ability to diversify our customer base and develop relationships in new markets; the performance and reliability of our third-party suppliers and manufacturers; our ability to procure tools, materials, and chemicals; our ability to control costs, including our operating and capital expenses; the size and growth potential of the markets for our solutions, and our ability to serve and expand our presence in those markets; the level of demand in our customers’ end markets; our ability to attract, train and retain key qualified personnel in a competitive labor market; adverse litigation judgments, settlements or other litigation-related costs; changes in trade policies, including the imposition of tariffs; our ability to raise additional capital or financing; our ability to accurately forecast demand; the level and timing of U.S. government program funding; our ability to maintain compliance with certain U.S. government contracting requirements; regulatory developments in the United States and foreign countries; our ability to protect our intellectual property rights; our ability to meet our long-term growth targets; and other factors discussed in the “Risk Factors” section of the annual report on Form 10-K the Company filed with the SEC on March 15, 2024 and in other documents that the Company files with the SEC, which are available at http://www.sec.gov. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date of this press release.
Source String: SkyWater Technology (SKYT-IR)
SkyWater Investor Contact: Claire McAdams | claire@headgatepartners.com
SkyWater Media Contact: Lauri Julian | Media@SkyWaterTechnology.com

SKYWATER TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(Unaudited)

	June 30, 2024	December 31, 2023

	(in thousands, except share data)
Assets
Current assets
Cash and cash equivalents	$18,362	$18,382
Accounts receivable (net of allowance for credit losses of $433 and $180, respectively)	52,237	65,961
Contract assets (net of allowance for credit losses of $49 and $99, respectively)	18,467	29,666
Inventory	14,614	15,341
Prepaid expenses and other current assets	16,732	16,853
Income tax receivable	255	172
Total current assets	120,667	146,375
Property and equipment, net	156,926	159,367
Intangible assets, net	6,798	5,672
Other assets	6,024	5,342
Total assets	$290,415	$316,756
Liabilities and shareholders’ equity
Current liabilities
Current portion of long-term debt	$4,984	$3,976
Accounts payable	18,976	19,614
Accrued expenses	32,998	48,291
Short-term financing, net of unamortized debt issuance costs	23,879	22,765
Contract liabilities	53,087	49,551
Total current liabilities	133,924	144,197
Long-term liabilities
Long-term debt, less current portion and net of unamortized debt issuance costs	37,410	36,098
Long-term contract liabilities	52,790	65,754
Deferred income tax liability, net	565	679
Other long-term liabilities	8,906	9,327
Total long-term liabilities	99,671	111,858
Total liabilities	233,595	256,055
Shareholders’ equity
Preferred stock, $0.01 par value per share (80,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2024 and December 31, 2023)	—	—
Common stock, $0.01 par value per share (200,000,000 shares authorized; 47,468,475 and 47,028,159 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	474	470
Additional paid-in capital	183,817	178,473
Accumulated deficit	(132,829)	(125,203)
Total shareholders’ equity, SkyWater Technology, Inc.	51,462	53,740
Noncontrolling interests	5,358	6,961
Total shareholders’ equity	56,820	60,701
Total liabilities and shareholders’ equity	$290,415	$316,756

SKYWATER TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three-Month Period Ended			Six-Month Period Ended
	June 30, 2024	March 31, 2024	July 2, 2023	June 30, 2024	July 2, 2023

	(in thousands, except share data)
Revenue	$93,329	$79,636	$69,811	$172,965	$135,905
Cost of revenue	76,215	66,656	53,144	142,871	102,770
Gross profit	17,114	12,980	16,667	30,094	33,135
Research and development expense	3,382	4,012	2,396	7,394	5,063
Selling, general, and administrative expense	12,332	11,169	17,820	23,502	32,716
Operating income (loss)	1,400	(2,201)	(3,549)	(802)	(4,644)
Interest expense	(2,482)	(2,390)	(2,950)	(4,871)	(5,421)
Loss before income taxes	(1,082)	(4,591)	(6,499)	(5,673)	(10,065)
Income tax (benefit) expense	(127)	41	25	(86)	25
Net loss	(955)	(4,632)	(6,524)	(5,587)	(10,090)
Less: net income attributable to noncontrolling interests	942	1,097	2,066	2,039	2,773
Net loss attributable to SkyWater Technology, Inc.	$(1,897)	$(5,729)	$(8,590)	$(7,626)	$(12,863)
Net loss per share attributable to common shareholders, basic and diluted	$(0.04)	$(0.12)	$(0.19)	$(0.16)	$(0.29)
Weighted average shares used in computing net loss per common share, basic and diluted	47,394,969	47,098,519	44,743,269	47,246,744	44,280,343

SKYWATER TECHNOLOGY, INC.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six-Month Period Ended
	June 30, 2024	July 2, 2023

	(in thousands)
Cash flows from operating activities
Net loss	$(5,587)	$(10,090)
Adjustments to reconcile net loss to net cash flows provided by (used in) operating activities
Depreciation and amortization	9,129	14,559
Gain on sale of property and equipment	(78)	—
Amortization of debt issuance costs included in interest expense	880	876
Long-term incentive and equity-based compensation	4,088	3,820
Deferred income taxes	(115)	(37)
Provision for credit losses	203	3,602
Changes in operating assets and liabilities
Accounts receivable and contract assets	24,775	(17,425)
Inventories	727	(2,627)
Prepaid expenses and other assets	(560)	(606)
Accounts payable and accrued expenses	(18,529)	(1,771)
Contract liabilities, current and long-term	(9,427)	(8,371)
Income tax receivable and payable	(83)	62
Net cash provided by (used in) operating activities	5,423	(18,008)
Cash flows from investing activities
Purchase of software and technology licenses	(1,155)	(612)
Proceeds from sale of property and equipment	23	—
Purchases of property and equipment	(2,086)	(2,608)
Net cash used in investing activities	(3,218)	(3,220)
Cash flows from financing activities
Draws on revolving line of credit	168,500	121,350
Paydowns of revolving line of credit	(163,900)	(123,810)
Proceeds from tool financings	920	496
Repayment of tool financings	(920)	—
Principal payments on long-term debt	(2,047)	(791)
Cash paid for principal on finance leases	(396)	(456)
Proceeds from the issuance of common stock pursuant to equity compensation plans	1,260	1,276
Proceeds from the issuance of common stock under the ATM	—	12,144
Cash paid on licensed technology obligations	(2,000)	(2,350)
Contributions from noncontrolling interest	323	—
Distributions to noncontrolling interest	(3,965)	(478)
Net cash (used in) provided by financing activities	(2,225)	7,381
Net decrease in cash and cash equivalents	(20)	(13,847)
Cash and cash equivalents - beginning of period	18,382	30,025
Cash and cash equivalents - end of period	$18,362	$16,178

Supplemental Financial Information by Quarter

	Q2 2024	Q1 2024	Q4 2023	Q3 2023	Q2 2023	Q1 2023

	(in thousands)
ATS development revenue (1)	$61,669	$61,185	$57,170	$53,891	$52,073	$47,770
Tools revenue (2)	25,880	8,459	9,936	3,243	936	536
Wafer Services revenue	5,780	9,992	12,048	14,490	16,802	17,788
Total revenue	$93,329	$79,636	$79,154	$71,624	$69,811	$66,094

Tools revenue (2)	$25,880	$8,459	$9,936	$3,243	$936	$536
Cost of tools revenue (2)	24,869	8,260	9,125	2,861	290	484
Tools gross profit	$1,011	$199	$811	$382	$646	$52

Revenue impact of modified customer contracts	$—	$—	$—	$—	$3,601	$—
Cost of revenue impact of modified customer contracts	—	—	—	—	—	—
Gross profit (loss) impact of modified customer contracts	$—	$—	$—	$—	$3,601	$—
__________________
(1)ATS development revenue represents GAAP revenue primarily derived from process development services, tool installation and qualification services, facility and tool access, and security services.
(2)Tools revenue and cost of tools revenue represents GAAP revenue and cost primarily derived from the procurement and subsequent sale of equipment to our customers. While this equipment is owned by our customers, the equipment is retained in one of SkyWater’s fabs and is used to complete ATS customer programs.

Non-GAAP Financial Measures
We provide supplemental, non-GAAP financial information that our management regularly evaluates to provide additional insight to investors as supplemental information to our results reported using U.S. generally accepted accounting principles (GAAP). We provide non-GAAP cost of revenue, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP selling, general and administrative expense, non-GAAP net loss to shareholders, and non-GAAP net loss to shareholders per share. Our management uses these non-GAAP financial measures to make informed operating decisions, complete strategic planning, prepare annual budgets, and evaluate Company and management performance. We believe these non-GAAP financial measures are useful performance measures to our investors because they provide a baseline for analyzing trends in our business and exclude certain items that may not be indicative of our core operating results. The non-GAAP financial measures disclosed in this earnings press release should not be viewed as an alternative to, or more meaningful than, the reported results prepared in accordance with GAAP. In addition, because these non-GAAP financial measures are not determined in accordance with GAAP, other companies, including our peers, may calculate their non-GAAP financial measures differently than we do. As a result, the non-GAAP financial measures presented in this earnings press release may not be directly comparable to similarly titled measures presented by other companies.
We also provide adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA margin as supplemental non-GAAP measures. We define adjusted EBITDA as net (loss) income before interest expense, income tax (benefit) expense, depreciation and amortization, equity-based compensation and certain other items that we do not view as indicative of our ongoing performance, including net income attributable to noncontrolling interests, business transformation costs, management transition expense, and CHIPS Act specialist fees. Our management uses adjusted EBITDA and adjusted EBITDA margin to make informed operating decisions, complete strategic planning, prepare annual budgets, and evaluate Company and management performance. We believe adjusted EBITDA is a useful performance measure to our investors because it allows for an effective evaluation of our operating performance when compared to other companies, including our peers, without regard to financing methods or capital structures. We exclude the items listed above from net income or loss in arriving at adjusted EBITDA because the amounts of these items can vary substantially within our industry depending on the accounting methods and policies used, book values of assets, capital structures, and the methods by which assets were acquired. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net (loss) income determined in accordance with GAAP. Certain items excluded from adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic cost bases of depreciable assets, none of which are reflected in adjusted EBITDA. Our presentation of adjusted EBITDA should not be construed as an indication that our results will be unaffected by the items excluded from adjusted EBITDA. In future fiscal periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, the exclusion of these items and other similar items in our non-GAAP financial measures should not be interpreted as implying that these items are non-recurring, infrequent or unusual, unless otherwise expressly indicated.
The following tables present a reconciliation of the most directly comparable financial measures, calculated and presented in accordance with GAAP, to our non-GAAP financial measures.

SKYWATER TECHNOLOGY, INC.
Reconciliation of GAAP to Non-GAAP Financial Measures
(Unaudited)

	Three-Month Period Ended			Six-Month Period Ended
	June 30, 2024	March 31, 2024	July 2, 2023	June 30, 2024	July 2, 2023

	(in thousands)
GAAP revenue	$93,329	$79,636	$69,811	$172,965	$135,905

GAAP cost of revenue	$76,215	$66,656	$53,144	$142,871	$102,770
Equity-based compensation (1)	(504)	(455)	(291)	(959)	(804)
Management transition expense (2)	—	—	(705)	—	(705)
Non-GAAP cost of revenue	$75,711	$66,201	$52,148	$141,912	$101,261

GAAP gross profit	$17,114	$12,980	$16,667	$30,094	$33,135
GAAP gross margin	18.3%	16.3%	23.9%	17.4%	24.4%
Equity-based compensation (1)	$504	$455	$291	$959	$804
Management transition expense (2)	—	—	705	—	705
Non-GAAP gross profit	$17,618	$13,435	$17,663	$31,053	$34,644
Non-GAAP gross margin	18.9%	16.9%	25.3%	18.0%	25.5%

GAAP research and development expense	$3,382	$4,012	$2,396	$7,394	$5,063
Equity-based compensation (1)	(90)	(107)	(217)	(197)	(379)
Non-GAAP research and development expense	$3,292	$3,905	$2,179	$7,197	$4,684

GAAP selling, general, and administrative expense	$12,332	$11,169	$17,820	$23,502	$32,716
Equity-based compensation (1)	(1,422)	(1,510)	(1,459)	(2,932)	(2,637)
Management transition expense (2)	(664)	—	(130)	(664)	(130)
Business transformation costs (3)	—	—	(2,500)	—	(2,500)
CHIPS Act specialist fees (4)	—	—	(1,320)	—	(1,320)
Non-GAAP selling, general, and administrative expense	$10,246	$9,659	$12,411	$19,906	$26,129

GAAP net loss to shareholders	$(1,897)	$(5,729)	$(8,590)	$(7,626)	$(12,863)
Equity-based compensation (1)	2,016	2,072	1,967	4,088	3,820
Management transition expense (2)	664	—	835	664	835
Business transformation costs (3)	—	—	2,500	—	2,500
CHIPS Act specialist fees (4)	—	—	1,320	—	1,320
Non-GAAP net income (loss) to shareholders	$783	$(3,657)	$(1,968)	$(2,874)	$(4,388)

	Three-Month Period Ended			Six-Month Period Ended
	June 30, 2024	March 31, 2024	July 2, 2023	June 30, 2024	July 2, 2023

	(in thousands)
Equity-based compensation allocation in the consolidated statements of operations (1):
Cost of revenue	$504	$455	$291	$959	$804
Research and development expense	90	107	217	197	379
Selling, general, and administrative expense	1,422	1,510	1,459	2,932	2,637
	$2,016	$2,072	$1,967	$4,088	$3,820

Management transition expense allocation in the consolidated statements of operations (2):
Cost of revenue	$—	$—	$705	$—	$705
Selling, general, and administrative expense	664	—	130	664	130
	$664	$—	$835	$664	$835

	Three-Month Period Ended June 30, 2024		Six-Month Period Ended June 30, 2024
	GAAP	Non-GAAP	GAAP	Non-GAAP

Computation of net income (loss) per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net income (loss) attributable to SkyWater Technology, Inc.	$(1,897)	$783	$(7,626)	$(2,874)
Denominator:
Weighted-average common shares outstanding, basic	47,395	47,395	47,247	47,247
Net income (loss) per common share, basic	$(0.04)	$0.02	$(0.16)	$(0.06)
Weighted-average common shares outstanding, diluted	47,395	47,521	47,247	47,247
Net income (loss) per common share, diluted	$(0.04)	$0.02	$(0.16)	$(0.06)

	Three-Month Period Ended March 31, 2024
	GAAP	Non-GAAP

Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(5,729)	$(3,657)
Denominator:
Weighted-average common shares outstanding, basic and diluted	47,099	47,099
Net loss per common share, basic and diluted	$(0.12)	$(0.08)

	Three-Month Period Ended July 2, 2023		Six-Month Period Ended July 2, 2023
	GAAP	Non-GAAP	GAAP	Non-GAAP

Computation of net loss per common share, basic and diluted:	(in thousands, except per share data)
Numerator:
Net loss attributable to SkyWater Technology, Inc.	$(8,590)	$(1,968)	$(12,863)	$(4,388)
Denominator:
Weighted-average common shares outstanding, basic and diluted	44,743	44,743	44,280	44,280
Net loss per common share, basic and diluted	$(0.19)	$(0.04)	$(0.29)	$(0.10)

	Three-Month Period Ended			Six-Month Period Ended
	June 30, 2024	March 31, 2024	July 2, 2023	June 30, 2024	July 2, 2023

	(in thousands)
Net loss to shareholders (GAAP)	$(1,897)	$(5,729)	$(8,590)	$(7,626)	$(12,863)
Net loss margin to shareholders	(2.0)%	(7.2)%	(12.3)%	(4.4)%	(9.5)%
Interest expense	$2,482	$2,390	$2,950	$4,871	$5,421
Income tax (benefit) expense	(127)	41	25	(86)	25
Depreciation and amortization	4,064	5,065	7,207	9,129	14,559
EBITDA	4,522	1,767	1,592	6,288	7,142
Equity-based compensation (1)	2,016	2,072	1,967	4,088	3,820
Management transition expense (2)	664	—	835	664	835
Business transformation costs (3)	—	—	2,500	—	2,500
CHIPS Act specialist fees (4)	—	—	1,320	—	1,320
Net income attributable to noncontrolling interests (5)	942	1,097	2,066	2,039	2,773
Adjusted EBITDA	$8,144	$4,936	$10,280	$13,079	$18,390
Adjusted EBITDA margin	8.7%	6.2%	14.7%	7.6%	13.5%
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(1)Represents non-cash equity-based compensation expense.
(2)Represents severance, separation, and other costs related to the reorganization of the manufacturing, sales, marketing, and operations leadership team.
(3)Represents expenses related to long-term transformation activities focused on improvement in automation and operational efficiency and includes project-based management consulting fees.
(4)Represents project-based specialist fees related to our CHIPS Act application process.
(5)Represents net income attributable to our VIE, which was formed for the purpose of purchasing the land and building of our primary operating facility in Bloomington, Minnesota. Since interest expense is added back to net loss to shareholders in our adjusted EBITDA financial measure, we also add back the net income attributable to the VIE as its net income is derived from interest the VIE charges SkyWater.